                                                                    EXHIBIT 10.4

________________________________________________________________________________



                         REGISTRATION RIGHTS AGREEMENT



                            Dated February 19, 1998



                                    between



                           DIVA SYSTEMS CORPORATION


                                      and

                             MERRILL LYNCH & CO.,
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
                           CHASE SECURITIES INC. and
                       MORGAN STANLEY & CO. INCORPORATED



________________________________________________________________________________

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered
                                              ---------
into February 19, 1998, among DIVA SYSTEMS CORPORATION, a Delaware corporation (the "Company") on the one hand, and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE,
      -------
FENNER & SMITH INCORPORATED, CHASE SECURITIES INC. and MORGAN STANLEY & CO. INCORPORATED, on the other hand (the "Initial Purchasers").
                                      ------------------

     This Agreement is made pursuant to the Units Purchase Agreement, dated February 11, 1998, between the Company and the Initial Purchasers (the "Purchase
                                                                        --------
Agreement"), which provides for the sale by the Company to the Initial
---------
Purchasers of 404,998 Units (the "Initial Purchaser Units"), each consisting of
                                  -----------------------
one 12% Senior Discount Note due 2008 with a principal amount at maturity of $1,000 (a "Note") and three warrants (each a "Warrant"), each entitling the
           ----                               -------
holder thereof to purchase one share of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"). In order to induce the Initial
                            ------------
Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Units Purchase Agreement.

     Pursuant to the terms of an exchange offer memorandum and accompanying Transmittal Form from the Company to the holders (the "Exchange Noteholders") of
                                                       --------------------
its 13% Subordinated Discount Note due 2006, the Company has agreed to issue to the Exchange Noteholders an aggregate of 58,002 Units (the "Exchange Noteholder
                                                            -------------------
Units"), each consisting of one Note and three Warrants. In order to induce the
-----
Exchange Noteholders to exchange their 13% Subordinated Discount Notes due 2006 for Units, the Company has agreed to provide to the Exchange Noteholders and their direct and indirect transferees the registration rights set forth in this Agreement. The Notes included in the Initial Purchaser Units and the Notes included in the Exchange Noteholder Units are collectively referred to herein as the "Notes".
     -----

     In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions.
   -----------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Business Day" shall have the meaning specified in the Indenture.
      ------------

     "Closing Date" shall mean the Closing Date as defined in the Purchase
      ------------
Agreement.

     "Company" shall have the meaning set forth in the preamble and shall also
      -------
include the Company's successors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Exchange Noteholders" shall have the meaning set forth in the preamble.
      --------------------

     "Exchange Offer" shall mean the exchange offer by the Company of Exchange
      --------------
Securities for Registrable Securities pursuant to Section 2(a) hereof.

     "Exchange Offer Registration" shall mean a registration under the
      ---------------------------
Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer
      -------------------------------------

registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Securities" shall mean securities issued by the Company under the
      -------------------
Indenture containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from March 1, 2003 and (ii) the interest rate per annum on the Exchange Securities shall be 12%; provided that if by February 19, 1999 the Company has not consummated the Exchange Offer or caused the Shelf Registration Statement to be declared effective, interest (in addition to interest otherwise due on the Exchange Securities after such date) will accrue at a rate of 0.5% per annum on the Exchange Securities) and to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

     "Holder" shall mean each of the Initial Purchasers and each of the Exchange
      ------
Noteholders, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

     "Indenture" shall mean the Indenture relating to the Notes dated as of
      ---------
February 19, 1998, between the Company and The Bank of New York, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

     "Initial Purchasers" shall have the meaning set forth in the preamble.
      ------------------

     "Majority Holders" shall mean, at any time, the Holders of a majority of
      ----------------
the aggregate principal amount at maturity of Registrable Securities outstanding at such time; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

     "Person" shall mean an individual, partnership, corporation, trust or
      ------
unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration
      ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

     "Purchase Agreement" shall have the meaning set forth in the preamble.
      ------------------

     "Registrable Securities" shall mean the Notes; provided, however, that the
      ----------------------
Notes shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Notes shall have been declared effective under the Securities Act and such Notes shall have been disposed of or exchanged pursuant to such Registration Statement, (ii) when such Notes have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Notes shall have ceased to be outstanding.

     "Registration Expenses" shall mean any and all expenses incident to
      ---------------------
performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities), (iii) all expenses incurred in the preparation, printing and distribution of any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, in each case to the extent not paid or payable by any other Person, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel,
(vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders (other than fees and expenses set forth in clause (vii) above) or accountants to the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale, disposition or exchange of Registrable Securities by a Holder.

     "Registration Statement" shall mean any registration statement of the
      ----------------------
Company that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time.

     "Shelf Registration" shall mean a registration effected pursuant to Section
      ------------------
2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement
      ----------------------------
of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities (but no other securities unless approved by the Majority Holders whose Registrable Securities are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Trustee" shall mean the trustee with respect to the Notes under the
      -------
Indenture.

     "Underwritten Registration" or "Underwritten Offering" shall mean a
      -------------------------      ---------------------
registration in which Registrable Securities are sold to an Underwriter (as hereinafter defined) for reoffering to the public.

     2.  Registration Under the Securities Act.  (a) To the extent not
         -------------------------------------
prohibited by any applicable law or applicable interpretations of the Staff of the SEC, the Company shall use its best efforts to cause to be filed an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for Exchange Securities and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Company shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC and use its best efforts to have the Exchange Offer consummated not later than 60 days after such effective date. The Company shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

          (i) that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

          (ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the

     "Exchange Dates");
     ---------------

          (iii) that any Registrable Security not tendered will remain outstanding and continue to accrete in value as provided in the Indenture until March 1, 2003, and thereafter will accrue interest, but will not retain any rights under this Registration Rights Agreement;

          (iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

          (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Notes exchanged.

     As soon as practicable after the last Exchange Date, the Company shall:

          (i) accept for exchange Registrable Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security equal in principal amount at maturity to the principal amount at maturity of the Registrable Securities surrendered by such Holder.

The Company shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

     (b) In the event that (i) the Company determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or applicable interpretations of the Staff of the SEC,
(ii) the Exchange Offer is not for any other reason consummated by February 19, 1999 or (iii) the Exchange Offer has been completed and, upon request of the Initial Purchasers based on the written opinion of counsel for the Initial Purchasers a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities (other than in situations covered by Section 2(f) below), the Company shall use its best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, in the case of clause (i) or (ii) above, or by the Initial Purchasers, in the case of clause (iii) above, and to have such Shelf Registration Statement declared effective by the SEC. Subject to the penultimate paragraph of Section 3 hereof, the Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective until the second anniversary of the Closing Date or any shorter period that terminates when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or all of the Notes cease for any reason to be Registrable Securities. The Company further agrees to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and, subject to the penultimate paragraph of Section 3 hereof, to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (c) The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

     (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. As provided for in the Indenture, the Notes will accrete in value through March 1, 2003 and thereafter will accrue interest at the rate of 12% per annum payable semiannually in arrears on March
1 and September 1 of each year commencing September 1, 2003; provided that if by February 19, 1999 the Company has not consummated the Exchange Offer or caused the Shelf Registration Statement to be declared effective, interest (in addition to interest otherwise due on the Exchange Securities after March 1, 2003) will accrue at a rate of 0.5% per annum of the Accreted Value (as defined in the Indenture) on the preceding Semi-Annual Accrual Date (as defined in the Indenture) and be payable in cash semiannually on March 1 and September 1 of each year, commencing September 1, 1999, until the Exchange Offer is consummated or the Shelf Registration Statement is declared effective.

     (e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

     (f) In the event that, at any time after consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, any Initial Purchaser, or any successor thereto, in its opinion, becomes an Affiliate (as such term is defined in Rule 144 under the Securities Act) of the Company, or any successor thereto, the Company (or its successor) shall use its best efforts to cause to be filed as soon as practicable after receiving notice thereof from any such Initial Purchaser (or any successor thereto) a shelf registration statement (the "Resale Registration Statement") under the Securities Act providing for the sale
 -----------------------------
by such Initial Purchaser (or any successor thereto) of all Notes or Exchange Securities it acquires from time to time in connection with market-making activities and to have such shelf registration statement declared effective by the SEC. The provisions of this Agreement concerning the Shelf Registration Statement shall apply to any Resale Registration Statement as if such Registration Statement were the Shelf Registration Statement filed pursuant to
Section 2(b) hereof (except that the Company (or its successor) will use its best efforts to keep the Resale Registration Statement effective until the earlier of (i) the date on which no Notes or Exchange Securities remain outstanding and (ii) such time as such Initial Purchaser shall, in its opinion, have ceased to be an Affiliate of the Company, as evidenced by written notice, which shall be sent promptly upon such event). Notwithstanding the foregoing, the Company shall not be required to maintain the effectiveness of any Resale Registration Statement if such Initial Purchaser shall have ceased to make a market in the Notes or the Exchange Securities.

     3. Registration Procedures.  In connection with the obligations of the
        -----------------------
Company with respect to the Registration Statements pursuant to Section 2(a) and
Section 2(b) hereof, the Company shall as expeditiously as is practicable:

     (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

     (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Notes or Exchange Notes;

     (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, to counsel for the Initial Purchasers, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

     (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

     (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities, counsel for the Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Shelf Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Shelf Registration Statement and Prospectus or for additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose,
(v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

     (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide notice as promptly as practicable to each Holder of the withdrawal of any such order;

     (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

     (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

     (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) or (vi) hereof, use its best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

     (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their joint counsel) and make such of the representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their joint counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or file any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object without unreasonable delay;

     (k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

     (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the
                       ---
Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

     (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and one firm of attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company as shall reasonably be requested, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided, however, that any such representative, Underwriter, attorney or accountant agrees in writing to keep confidential any records, documents or other information (collectively,

"Information") received from the Company and designated by the Company as
 -----------
confidential and to use such Information obtained pursuant to this provision only in connection with the transaction for which such Information was obtained, and not for any other purpose; provided further, however, that the foregoing confidentiality obligation shall not apply to the extent that (i) such Information (x) is available to the public, (y) subject to clause (z) below, is already in such representative's, Underwriters', attorney's or accountant's possession prior to receipt from the Company and such person does not otherwise have any obligation to keep such Information confidential or (z) is obtained by such representative, Underwriter, attorney or accountant from a third person who, insofar as is known to such representative, Underwriter, attorney or accountant after due inquiry, is not required to keep such Information confidential or (ii) disclosure of such Information is required by court or administrative order after the exhaustion of all appeals therefrom;

     (n) in the case of a Shelf Registration, use its best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

     (o) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such filing; and

     (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other customary actions in connection therewith (including those requested by the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders of a majority in principal amount at maturity of the Registrable Securities to be sold in such Underwritten Offering and any Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and
(iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount at maturity of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement; provided that the Company shall be required to use its best efforts to make an Underwritten Offering only upon the request of Holders of at least (1) 25% of the aggregate principal amount at maturity of the Registrable Securities outstanding at the time such request is delivered to the Company and (2) 10% of the aggregate principal amount at maturity of the Notes outstanding on the date hereof. In the case of any Underwritten Offering, the Company shall provide written notice to the Holders of all Registrable Securities of such Underwritten Offering at least 30 days prior to the filing of a prospectus supplement for such Underwritten Offering, (y) specifying a date, which shall be no earlier than 10 days following the date of such notice, by which each such Holder must inform the Company of its intent to participate in such Underwritten Offering and (z) including the instructions such Holder must follow in order to participate in such Underwritten Offering.

     In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

     In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company shall extend the period during which the Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. In addition, the Company may, for a good-faith business purpose, provide the Holders with notice of the suspension of the disposition of Registrable Securities pursuant to a Shelf Registration Statement. The Company may give any such notice pursuant to the preceding sentence only twice during any 365 day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365 day period (which may be consecutive).

     The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering, subject to such terms and conditions as shall be established by the Underwriters thereof. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the

"Underwriters") that will administer the offering will be selected by the
-------------
Majority Holders of the Registrable Securities included in such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld.

     4. Participation of Broker-Dealers in Exchange Offer.  (a) The Staff of the
        -------------------------------------------------
SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer"), may be deemed to be an
                       ---------------------------
"underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

     The Company understands that it is the position of the Staff of the SEC that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

     (b) In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

          (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

          (ii) the application of the Shelf Registration procedures set forth in
     Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the Securities Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Initial Purchasers or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Initial Purchasers and the Company in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers as a whole, which shall be Merrill Lynch, Pierce, Fenner & Smith Incorporated

     ("Merrill Lynch") unless it elects not to act as such representative, (y)
     ---------------
     to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

     (c) No Initial Purchaser shall have any liability to the Company or any Holder with respect any request that it may make pursuant to Section 4(b) above.

     5.  Indemnification and Contribution.  (a) The Company shall indemnify and
         --------------------------------
hold harmless each Initial Purchaser, each Holder (in its capacity as a Holder), including Participating Broker-Dealers, their respective affiliates, and their respective directors, officers, employees, agents and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever (which, in the case of legal fees, will be reasonable), as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever (which, in the case of legal fees, will be reasonable), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers, any Holder (in its capacity as a Holder), including Participating Broker-Dealers, expressly for use in the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement contained in or any omission from a Prospectus shall not inure to the benefit of any Initial Purchaser, any Holder (in its capacity as a Holder), including Participating Broker-Dealers (or any person who controls such party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Notes that are the subject thereof, was not sent or given a copy of such Prospectus (as amended or supplemented) by such Initial Purchaser or such selling Holder (in its capacity as a Holder) to the extent such Initial Purchaser or such selling Holder (in its capacity as a Holder) was required by law to deliver such Prospectus as amended or supplemented, at or prior to the written confirmation of the sale of such Notes and the untrue statement contained in or the omission from such Prospectus was corrected in such amended or supplemented Prospectus, unless such failure resulted from noncompliance by the Company with its obligations hereunder to furnish Initial Purchaser or such Holder (in its capacity as a Holder), as the case may be, with copies of such Prospectus as amended or supplemented.

     (b) In the case of a Shelf Registration, each Holder (in its capacity as a Holder) agrees, severally and not jointly, to indemnify and hold harmless the Company, each Initial Purchaser and the other selling Holders (in their capacity as Holders) and each of their respective directors and officers (including each officer of the Company who signed the Registration Statement) and each Person, if any, who controls the Company, any Initial Purchaser or any other selling Holder (in their capacity as Holders) within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder (in its capacity as a Holder), as the case may be, expressly for use in the Registration Statement (or any amendment thereto), or the Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder (in its capacity as a Holder) shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder (in its capacity as a Holder) from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph
(b) above, such person (the "indemnified party") shall give notice in writing as promptly as reasonably practicable to each person against whom such indemnity may be sought (the "indemnifying party"), but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 hereof (whether or not the indemnified parties are actual or potential parties thereof), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) If the indemnification provided for in any of the indemnity provisions set forth in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party or parties on the one hand, and such indemnified party or parties on the other hand, from the offering of the Exchange Securities or Registrable Securities included in such offering or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of such indemnifying party or parties on the one hand, and such indemnified party or parties on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand, and such indemnified party or parties, on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Initial Purchasers and the Holders (in their capacity as Holders) of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity, and the Holders (in their capacity as Holders) were treated as one entity, for such purpose) or by another method of allocation which does not take account of the equitable considerations referred to above in Section 5. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser or Holder (in its capacity as a Holder), and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The parties hereto agree that any underwriting discount or commission or reimbursement of fees paid to any Initial Purchaser pursuant to the Purchase Agreement shall not be deemed to be a benefit received by any Initial Purchaser in connection with the offering of the Exchange Securities or Registrable Securities in such offering.

     (f) In connection with any underwriter Offering of Registrable Securities permitted by this Agreement, the Company will also indemnify the underwriters, if any, and each Person, if any, who also controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act to the same extent as provided in this Section 5 with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

     6. Miscellaneous.  (a) No Inconsistent Agreements. The Company has not
        -------------       --------------------------
entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

     (b) Amendments and Waivers. The provisions of this Agreement, including the
         ----------------------
provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

     (c) Notices. All notices and other communications provided for or permitted
         -------
hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire

Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacities as Initial Purchasers) shall have no liability or obligation to the Company with respect to any failure by any other Holder to comply with, or any breach by any other Holder of, any of the obligations of such Holder under this Agreement.

     (e) Purchases and Sales of Notes. The Company shall not, and shall use its
         ----------------------------
best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Notes.

     (f) Third Party Beneficiary. The Holders shall be third party beneficiaries
         ------------------------
to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     (g) Counterparts. This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the internal laws of the State of New York.

     (j) Severability. In the event that any one or more of the provisions
         -------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              DIVA SYSTEMS CORPORATION



                              By: /s/  Alan H. Bushell
                                  --------------------
                              Name:  Alan H. Bushell
                              Title: President, Chief Operating Officer, Chief
                                     Financial Officer and Secretary


Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
CHASE SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED

By:  Merrill Lynch, Pierce, Fenner & Smith
               Incorporated

For itself and on behalf of the other Initial Purchasers



By:  /s/ Lisa Craig
     -------------------------------
Name:  Lisa Craig
Title: Authorized Signatory